SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934


Date of Report:  May 16, 1995



                        INTERNEURON PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


        0-18728                                           043047911
 (Commission File Number)                     (IRS Employer Identification No.)


ONE LEDGEMONT CENTER, 99 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS        02173
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone no. including area code:  (617) 861-8444




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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

10.70* License and Collaboration Agreement by and between Progenitor, Inc. and Chiron Corporation dated as of March 31, 1995 (1)

10.72* Sponsored Research and License Agreement dated as of May 1, 1995 between Progenitor, Inc. and Novo Nordisk



 *   Confidentiality requested for a portion of this Exhibit

(1) Supersedes Exhibit 10.70; filed as an exhibit to and incorporated by reference to Form 8-K filed July 30, 1995




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERNEURON PHARMACEUTICALS INC.

                                     By: /S/ GLENN L. COOPER
                                        -------------------------------
                                        Glenn L. Cooper, M.D., President


Dated: October 2, 1995




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